MET INVESTORS SERIES TRUST

                                       J.P. MORGAN SMALL CAP STOCK PORTFOLIO

     Supplement dated February 28, 2003 to Prospectuses dated May 1, 2002 and July 15, 2002

         IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

     Effective May 1, 2003, J.P. Morgan Investment Management Inc. ("J.P. Morgan") will no longer serve as Adviser to the Portfolio.

     On February 19, 2003, the Board of Trustees of Met Investors Series Trust (the "Trust") approved a new Investment Advisory Agreement (the "Agreement") with respect to the Portfolio between the Manager and Putnam Investment Management, LLC ("Putnam"). The Agreement is not subject to shareholder approval and will become effective on May 1, 2003. The Management Agreement between the Trust and the Manager relating to the Portfolio will remain in effect and fees payable thereunder to the Manager will not change.

     Under the  Agreement,  Putnam  will  become the  Adviser to the  Portfolio, succeeding J.P. Morgan, and will become responsible for the day-to-day management of the Portfolio's investment operations under the oversight of the Manager. Accordingly, the name of the Portfolio will be changed to the "Met/Putnam Capital Opportunities Portfolio" at the time the Agreement takes effect. Putnam's address is One Post Office Square, Boston, Massachusetts 02109.

     As of May 1, 2003, the Portfolio will no longer invest at least 80% of its net assets in the common stock of those small U.S. companies included in the Russell 2000 Index. The Portfolio will invest mainly in common stocks of small- and mid-sized companies.

     The transition from J.P. Morgan to Putnam as Adviser of the Portfolio will involve certain portfolio transaction costs as Putnam restructures the Portfolio to reflect this change in the Portfolio's investment strategy. It is impossible to estimate with certainty what the amount of these transaction costs will be, but it is currently not expected to be significant.